UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2004

(Date of earliest event reported)

Commission File Number: 1-32377

KMG America Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia	20-1377270
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

7760 France Avenue South, 11th Floor Bloomington, Minnesota	55435
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 886-7463

6306 Maple Ridge Excelsior, Minnesota 55331

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 21, 2004, KMG America Corporation (“KMG”) issued a press release announcing the completion of its initial public offering of 21,735,000 shares of common stock, par value $0.01 per share, and the completion of its previously reported acquisition of all the capital stock of Kanawha Insurance Company (“Kanawha”).  A copy of the press release is attached as Exhibit 99.01 to this Form 8-K and incorporated herein by reference.  The acquisition of all the capital stock of Kanawha was previously reported in KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911).

ITEM 8.01 OTHER EVENTS.

On December 22, 2004, KMG issued a press release announcing that Kanawha hired three senior executives.  A copy of the press release is attached as Exhibit 99.02 to this Form 8-K and incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial Statements of Business Acquired.

The required financial statements of Kanawha were previously reported in KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911).

(b)         Pro Forma Financial Statements.

The required pro forma financial information was previously reported in KMG’s registration statement on Form S-1, as amended (Registration No. 33-117911).

(c)          Exhibits

Exhibit No.	Description

2.01

Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A and KMG (incorporated herein by reference to Exhibit 2.01 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

2.02

Amendment No. 1 to Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A to the Amended and Restated Stock Purchase Agreement and KMG (incorporated herein by reference to Exhibit 2.02 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

2.03

Amendment No. 2 to Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A to the Amended and Restated Stock Purchase Agreement and KMG (incorporated herein by reference to Exhibit 2.03 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

99.01	KMG press release, dated December 21, 2004, announcing the completion of its initial public offering of 21,735,000 shares of common stock, par value $0.01 per share, and the completion of its previously reported acquisition of all the capital stock of Kanawha.

99.02	KMG press release, dated December 22, 2004, announcing that Kanawha hired three senior executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: December 28, 2004	By:	/s/ Scott H. DeLong III
Scott H. DeLong III
Senior Vice President & Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.01

Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A and KMG (incorporated herein by reference to Exhibit 2.01 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

2.02

Amendment No. 1 to Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A to the Amended and Restated Stock Purchase Agreement and KMG (incorporated herein by reference to Exhibit 2.02 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

2.03

Amendment No. 2 to Amended and Restated Stock Purchase Agreement by and among the shareholders and optionholders of Kanawha identified on Schedule A to the Amended and Restated Stock Purchase Agreement and KMG (incorporated herein by reference to Exhibit 2.03 attached to KMG’s registration statement on Form S-1, as amended (Registration No. 333-117911)).

99.01

KMG press release, dated December 21, 2004, announcing the completion of its initial public offering of 21,735,000 shares of common stock, par value $0.01 per share, and the completion of its previously reported acquisition of all the capital stock of Kanawha.

99.02	KMG press release, dated December 22, 2004, announcing that Kanawha hired three senior executives.